Exhibit 10.1

THIRD AMENDMENT TO LOAN AGREEMENT

This THIRD AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made this 14th day of June, 2021 by and among MidCap Business Credit LLC, a Texas limited liability company, the secured party hereunder (hereinafter called “Lender”), BLONDER TONGUE LABORATORIES, INC., a Delaware corporation (together with its successors and permitted assigns, “Borrower”), R. L. DRAKE HOLDINGS, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Drake”), and BLONDER TONGUE FAR EAST, LLC, a Delaware limited liability company (together with its permitted successors and assigns, “Far East”). Each of Borrower, Drake and Far East are individually referred to herein as a “Loan Party” and individually, collectively, jointly and severally, the “Loan Parties”.

WHEREAS, the Loan Parties and Lender have entered that Loan and Security Agreement (All Assets) dated as of October 25, 2019, as amended by (i) that certain Consent and Amendment to Loan Agreement and Loan Documents, dated as of April 7, 2020 and that certain Second Amendment to Loan Agreement, dated as of January 8, 2021 (as amended, the “Loan Agreement”).

WHEREAS, Borrower has requested that the Loan Agreement be amended to, among other things, modify the definition of “Minimum EBITDA Covenant Trigger Event” as described therein, and Lender is willing to make such modifications to the Loan Agreement, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual benefits to be derived by the Loan Parties and Lender from a continuing relationship under the Loan Agreement and Loan Documents and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.       Defined Terms. Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.       Amendment to Loan Agreement. Effective retroactively to and as of June 1, 2021, the term “Minimum EBITDA Covenant Trigger Event” in Section 22(p) of the Loan Agreement is amended and restated in its entirety, as follows:

“Minimum EBITDA Covenant Trigger Event” means the failure of the Loan Parties to maintain Excess Availability in an amount equal to $400,000 or more (i) for any seven (7) Business Days in the month of December 2020 (whether such failure occurs on seven (7) consecutive Business Days or not), (ii) for any twelve (12) Business Days during the month of January 2021 (whether such failure occurs on twelve (12) consecutive Business Days or not), (iii) for any seven (7) Business Days in the month of February 2021 (whether such failure occurs on seven (7) consecutive Business Days or not), (iv) for any three (3) Business Days during each of March 2021, April 2021 and May 2021 (whether such failure occurs on three (3) consecutive Business Days or not), (v) for any twelve (12) Business Days during the month of June 2021 (whether such failure occurs on twelve (12) consecutive Business Days or not), (vi) for any seven (7) Business Days in the month of July 2021 (whether such failure occurs on seven (7) consecutive Business Days or not), and (vii) for any three (3) Business Days in any subsequent calendar month (whether such failure occurs on three (3) consecutive Business Days or not).

3.       Amendment Fee. Borrower agrees to pay Lender as of the date hereof a fully earned, non-refundable fee in the amount of $5,000 in consideration of the execution by Lender of this Amendment (“Amendment Fee”).

4.       Conditions to Closing. The willingness of Lender to enter into this Amendment shall be subject to the condition precedent that Lender shall have received all of the following, each in form and substance satisfactory to Lender:

(a)	This Amendment properly executed and delivered, and

(b)    Payment by Borrower of the Amendment Fee.

5.       Representations and Warranties. Each Loan Party represents and warrants to Lender that such Loan Party has the full power and authority to execute, deliver and perform its obligations under, this Amendment and the execution and delivery of this Amendment have been duly authorized by all necessary action of the stockholders, directors, members and managers, as applicable, of such Loan Party.

6.       Release and Confirmation. Each Loan Party hereby (i) reaffirms that it remains indebted to Lender without defense, counterclaim or offset and, assuming effectiveness of this Amendment, no default or Event of Default has occurred or exists under the Loan Documents, (ii) restates, and reaffirms, all of its covenants, representations and warranties set forth in the Loan Documents to the same extent as if fully set forth herein and each Loan Party hereby certifies that after giving effect to this Amendment, all such covenants, representations and warranties are true and accurate as of the date hereof and (iii) acknowledges and warrants that it does not have any claims, actions or causes of action whatsoever in law or in equity against Lender, its’ officers, directors, employees, agents, successors, subsidiaries, related companies or attorneys (for the purpose of this paragraph, collectively referred to herein as the “Lenders”) or any of them, in connection with or related to or arising from any and all transactions with Lenders, whether known or unknown, including, but not limited to, the loans, through the date of this Amendment, and each Loan Party for good and valuable consideration hereby waives, remises, releases and discharges any and all rights with respect to such claims, additions or causes of action, if any.

7.       Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Counterpart signature pages to this Amendment transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

8.       References. Upon and after the date of this Amendment all references to the Loan Agreement in the Loan Documents, or in any related document, shall mean the Loan Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement, and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect in accordance with the respective terms thereof.

9.       Loan Documents Ratified. This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of the State of Connecticut without regard to its conflicts of law rules. All parts of the Loan Agreement and the other Loan Documents, not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Loan Documents shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail.

10.       Costs and Expenses. Each Loan Party hereby reaffirms its agreement under the Loan Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, each Loan Party specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Each Loan Party hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by the Loan Party, make a loan to Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment under seal as of the day and year first above written.

BORROWER:

BLONDER TONGUE LABORATORIES, INC.

By:_________________________

Name: Eric Skolnik

Title: Senior Vice President and Chief Financial Officer

OTHER LOAN PARTIES:

BLONDER TONGUE FAR EAST, LLC

By:_________________________

Name: Eric Skolnik

Title: Senior Vice President and Chief Financial Officer

R. L. DRAKE HOLDINGS, LLC

By:_________________________

Name: Eric Skolnik

Title: Senior Vice President and Chief Financial Officer

LENDER:

MIDCAP BUSINESS CREDIT LLC

By:________________________________

Name: Peter F. Rutigliano

Title: Executive Vice President

[Third Amendment to Loan Agreement]

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